UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 23, 2019

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street

Huayuankou Economic Zone

Dalian, China, 116450

(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2019, pursuant to the CBAK Energy Technology, Inc. 2015 Equity Incentive Plan, the Board of Directors of CBAK Energy Technology, Inc. (the “Company”) granted an aggregate of 1,877,000 restricted share units (the “RSUs”), to certain employees, officers and directors of the Company. Each restricted share unit represents the contingent right to receive one share of the Company’s common stock upon vesting of the unit. Specifically, the Company granted the RSUs to the following executive officers and directors:

Name and Position	Amount	Vesting Schedule
Yunfei Li, CEO and Chairman	400,000	vest semi-annually in 6 equal installments over a three year period with the first vesting on September 30, 2019
Xiangyu Pei, Interim CFO	180,000	vest semi-annually in 6 equal installments over a three year period with the first vesting on September 30, 2019
Guosheng Wang, Director	70,000	vest semi-annually in 6 equal installments over a three year period with the first vesting on September 30, 2019
Martha Agee, Director	20,000	vest semi-annually in 6 equal installments over a three year period with the first vesting on September 30, 2019
Jianjun He, Director	20,000	vest semi-annually in 6 equal installments over a three year period with the first vesting on September 30, 2019
J. Simon Xue, Director	20,000	vest semi-annually in 6 equal installments over a three year period with the first vesting on September 30, 2019

Each recipient entered into a standard restricted share units award agreement with the Company. A form of such agreement was filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
10.1	Form of Restricted Share Units Award Agreement Under 2015 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: August 29, 2019	By:	/s/ Yunfei Li
Yunfei Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Restricted Share Units Award Agreement under 2015 Equity Incentive Plan

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